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                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                         FIRST BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

     United States                                               41-0256895
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)
     First Trust Center, 180 East Fifth Street,
     St. Paul, Minnesota                                  55101
     (Address of Principal Executive Offices)             (Zip Code)

                          UNISON HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                                                 86-0684011
 (State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)
                         AND ITS GUARANTOR SUBSIDIARIES

Arizona         SunQuest SPC, Inc.                 86-0686301       Colorado         Los Arcos, Inc.                  84-1123464

Delaware        BritWill HealthCare Company        52-1788276       Colorado         Pueblo Norte, Inc.               84-1109376

Delaware        BritWill Investments-I, Inc.       52-1797108       Colorado         Rio Verde Nursing                84-1195626
                                                                                     Center, Inc.

Delaware        BritWill Investments-II, Inc.      52-1797107       Colorado         Signature Management             84-1188485
                                                                                     Group, Inc.

Delaware        BritWill Funding Corporation                        Colorado         Cornerstone Care, Inc.           84-1305948

Texas           Emory Care Center, Inc.            75-2497463       Colorado         Arkansas, Inc.                   84-1305949

Tennessee       Memphis Clinical                   62-1308835       Colorado         Douglas Manor, Inc.              84-1305945
                Laboratory, Inc.

Utah            American Professional              87-0421087       Colorado         Safford Care, Inc.               84-1305944
                Holding, Inc.

Texas           Ampro Medical                      75-2409091       Colorado         RehabWest, Inc.                  84-1250141
                Services, Inc.

Missouri        Gamma Laboratories, Inc.           43-1247740       Arizona          Quest Pharmacies, Inc.           86-0801362

Delaware        Signature Health Care              84-1093732       Arizona          Sunbelt Therapy Management       (applied for)
                Corporation                                                          Services, Inc.

Colorado        Brookshire House, Inc.             84-1123466       Alabama          Decatur SportsFit & Wellness     63-1090003
                                                                                     Center, Inc.

Colorado        Christopher Nursing                84-1124242       Mississippi      Therapy Health Systems, Inc.     64-0743156
                Center, Inc.

Colorado        Amberwood Court, Inc.              84-1123461       Alabama          Henderson & Associates           63-1090002
                                                                                     Rehabilitation, Inc.

Arizona         The Arbors Health Care             86-0668106       Alabama          Sunbelt Therapy Management       63-0897514
                Center, Inc.                                                         Services, Inc.

 (State of      (Exact name of registrant as        (I.R.S.         (State of        (Exact name of registrant as      (I.R.S.
Incorporation)   specified in its charter)         Employer       Incorporation)       specified in its charter)       Employer
                                                 Identification                                                     Identification
                                                    Number)                                                             Number)


     7272 East Indian School Road, Suite 214
     Scottsdale, Arizona                                 85251
     (Address of Principal Executive Offices)            (Zip Code)


                         12 1/4% SENIOR NOTES, DUE 2006
                       (Title of the Indenture Securities)


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
                                     GENERAL

1. General Information Furnish the following information as to the Trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

         See Note following Item 16.

         Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. Copy of Articles of Association (incorporated by reference to registration number 333-30939).

                  2. Copy of Certificate of Authority to Commence Business (incorporated by reference to registration number 333-30939).

                  3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

                  4. Copy of existing By-Laws (incorporated by reference to registration number 333-30939).

                  5.       Copy of each Indenture referred to in Item 4. N/A.

                  6. The consents of the Trustee required by Section 321(b) of the act.

                  7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority (incorporated by reference to registration number 333-26679).


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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 6th day of December, 1996.

                             FIRST BANK NATIONAL ASSOCIATION
[SEAL]

                             /s/ Richard Prokosch
                             ---------------------------------
                             Richard Prokosch
                             Trust Officer




/s/ Christina Hatfield
---------------------------------
Christina Hatfield
Assistant Secretary


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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  October 10, 1996

                                        FIRST BANK NATIONAL ASSOCIATION

                                        /s/ Richard Prokosch
                                        ------------------------------
                                        Richard Prokosch
                                        Trust Officer



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